77Q1(e)(2)

Management Agreement with American Century Investment Management, Inc., effective as of March 19, 2015 (filed electronically as Exhibit d4 to Post-Effective Amendment No. 63 to the Registration Statement of the Registrant on March 18, 2015, File No. 33-39242, and incorporated herein by reference).